SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2005

CENTERSTATE BANKS OF FLORIDA, INC.

(Exact name of registrant as specified in charter)

Florida	333-95087	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 293-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the annual meeting of shareholders held on April 26, 2005, CenterState Banks of Florida, Inc. (the “Company”), shareholders reelected as directors James H. White, G. Robert Blanchard, Sr., James H. Bingham, Terry W. Donley, Bryan W. Judge, Lawrence W. Maxwell, George Tierso Nunez II, Thomas E. Oakley, Ernest S. Pinner and J. Thomas Rocker.

At the regularly scheduled board meeting on April 26, 2005, immediately following the annual shareholders meeting, Mr. G. Robert Blanchard, Sr. resigned (retired) as director of the Company. Mr. Blanchard served as a member of the Company’s Audit Committee and Compensation Committee.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits:

Exhibit 99.1        G. Robert Blanchard, Sr. letter of resignation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS OF FLORIDA, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and
Chief Financial Officer

Date: April 27, 2005

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